SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST REPORTED EVENT - May 18, 2004


                     MICRO INTERCONNECT TECHNOLOGY, INC.
           (Exact name of Registrant as specified in its charter)


             Nevada                       333-52721          02-0497440
 (State or other jurisdiction of        (Commission       (I.R.S. Employer
           incorporation)               File Number)    Identification Number)


                         936A Beachland Boulevard, Suite 13
                            Vero Beach, Florida 32963
                    (Address of principal executive offices)


                                 (772) 231-7544
              (Registrant's telephone number, including area code)


                                 (772) 231-5947
                (Issuer's facsimile number, including area code)

Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may,"` "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.



ITEM 5.
OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On March 1, 2004, Micro Interconnect Technology, Inc., a Delaware corporation ("MITR") entered into a Letter of Intent pursuant to which it agreed to acquire all of the issued and outstanding common shares of Advanced Aluminium Group ("AAG") in exchange for MITR's issuance to the shareholders of AAG of common shares of MITR representing 90% of the issued and outstanding common shares of MITR after giving effect to the acquisition. MITR's acquisition of AAG was subject to the negotiation and execution of a definitive acquisition agreement

         On May 18, 2004, MITR and AAG agreed to mutually terminate the Letter of Intent, effectively immediately. Accordingly, neither party has any further obligation or liability pursuant to the Letter of Intent and each has agreed to release and discharge the other from any and all liabilities arising out of or relating to the Letter of Intent or the transaction contemplated thereby.


ITEM 7.
FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

       Not Applicable

(b) Pro forma financial information.

       Not Applicable

(c) Exhibits. None



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Micro Interconnect Technology, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MIRCO INTERCONNECT TECHNOLOGY, INC.
May 18, 2004

By:             /s/ Kevin R. Keating
   -----------------------------------------
    Kevin R. Keating, President and Sole Director